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                                                Exhibit 23.2
                                                Consent of Deloitte & Touche LLP


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in this Registration Statement of Aware, Inc. on Form S-8 of our report dated January 26, 1999, appearing in the Annual Report on Form 10-K of Aware, Inc. for the year ended December 31, 1999.



/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP
Boston, Massachusetts

August 31, 2000